UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 27, 2004

(Date of earliest event reported)

HEARTLAND, INC.

(Exact name of registrant as specified in its charter)

Maryland --------------------------------	000-27045 --------------------------------	36-4286069 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

982 Airport Road, Suite A

Destin, Florida 32541

(Address of principal executive offices) (Zip Code)

850-837-0025

(Registrant’s telephone no., including area code)

25 Mound Park Drive

Springboro, Ohio 45066

------------------------------------------

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Financial Statements:

On or about June 30, 2005 the Registrant submitted a Form 8K/A relating to a previously filed Form 8K dated December 31, 2004 describing the acquisition of Karkela Construction, Inc. a Minnesota corporation, with its corporate headquarters located at 3280 Gorham Avenue South, St. Louis Park, Minnesota.

The following are the restated audited financial statements relating to said acquisition in compliance with SEC requirements showing two years audited financial statements.

Page
(a) Financial Statements of Business Acquired

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

KARKELA CONSTRUCTION, INC. FINANCIAL STATEMENTS, DECEMBER 31, 2004 and 2003

Balance Sheets (restated)	2

Statements of Operations and Retained Earnings (restated)	3

Statements of Cash Flows (restated)	4

NOTES TO FINANCIAL STATEMENTS	5

(b) Pro Forma Financial Information.

Pro forma Consolidated Balance Sheet as of December 31, 2004.	11

MEYLER & COMPANY, LLC

CERTIFIED PUBLIC ACCOUNTANTS

ONE ARIN PARK

1715 HIGHWAY 35

MIDDLETOWN, NJ 07748

Report of Independent Registered Public Accounting Firm

To the Board of Directors

Heartland, Inc.

Plymouth, MN

We have audited the accompanying balance sheets of Karkela Construction, Inc. (“The Company”) as of December 31, 2004 (restated) and 2003 and the related statements of operations and retained earnings, and cash flows for the years ended December 31, 2004 (restated) and 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004 (restated) and 2003, and the results of its operations and its cash flows for the years ended December 31, 2004 (restated) and 2003, in conformity with U.S. generally accepted accounting principles.

/s/ Meyler & Company, LLC

Middletown, NJ

March 20, 2005

(Except as to Notes C, F and H as to

which the date is April 10, 2006)

KARKELA CONSTRUCTION, INC.

BALANCE SHEETS

	December 31,
	2004	2003
	(Restated)
ASSETS

CURRENT ASSETS
Cash	$193,421
Accounts receivable, net of allowance for doubtful accounts of $230,083 and $0, respectively	1,446,951	$1,993,337
Costs in excess of billings on uncompleted contracts	73,897	137,347
Prepaid expenses and other	71,058	77,841
Total Current Assets	1,785,327	2,208,525

PROPERTY AND EQUIPMENT, net of accumulated depreciation of $50,629 and $29,612, respectively	34,655	99,315

OTHER ASSETS
Advanced to related parties		144,434
Security deposit	5,356
Total Other Assets	5,356	144,434

Total Assets	$1,825,338	$2,452,274

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Bank overdraft		$166,116
Accounts payable	$936,975	1,536,857
Accrued expenses	22,366	27,375
Accrued income taxes	83,813
Billings in excess of costs on uncompleted contracts	144,437	213,427
Obligations to related party	200,000
Deffered income taxes	43,637	61,300
Totall Current Liabilities	1,431,228	2,005,075

STOCKHOLDERS’EQUITY
Common stock, $1.00 par value 1,000 shares authorized; issued and outstanding 1,000 and 1,000 shares at December 31, 2004 and 2003, respectively	1,000	1,000
Retained Earnings	393,110	446,199
Total Stockholders’ Equity	394,110	447,199
Total Liabilities and Stockholders’ Equity	$1,825,338	$2,452,274

See accompanying notes to financial statements.

KARKELA CONSTRUCTION, INC.

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

	For the Year Ended December 31,
	2004	2003
	(Restated)

REVENUE - SALES	$11,778,559	$11,303,489

COSTS AND EXPENSES
Cost of goods sold	11,079,370	10,740,500
Selling, general and administrative expenses	402,212	381,031
Depreciation	31,913	13,759

Total Costs and Expenses	11,513,495	11,135,290

NET OPERATING INCOME	265,064	168,199

OTHER INCOME (EXPENSE)
Interest income	2,432	2,954
Other income	2,575	2,638
Loss on disposal of equipment	(6,237)
Total Other Income (Expense)	(1,230)	5,592

INCOME BEFORE INCOME TAXES	263,834	173,791
PROVISION FOR FEDERAL AND STATE INCOME TAXES	116,923	26,092

NET INCOME	146,911	147,699

RETAINED EARNINGS – Beginning of year	446,199	298,500

DISTRIBUTIONS	(200,000)

RETAINED EARNINGS – End of year	$393,110	$446,199

See accompanying notes to financial statements.

KARKELA CONSTRUCTION, INC.

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2004	2003
	(Restated)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$146,911		$147,699
Adjustments to reconcile net loss to cash flows from operating activities:
Depreciation	31,913		13,759
Loss on disposal of equipment	6,237
Changes in assets and liabilities:
Decrease (increase) in accounts receivable	546,386		(679,991)
Decrease (increase) in costs in excess of billings on uncompleted contracts	63,450		(18,520)
Decrease (increase) in prepaid expenses and other	6,783		(5,852)
Increase in security deposits	(5,356)
(Decrease) increase in accounts payable	(599,882)		152,069
(Decrease) increase in accrued expenses	(5,009)		18,900
Increase in accrued income taxes	83,813
Decrease in billings in excess of costs on uncompleted contracts	(68,990)		(390,272)
(Decrease) increase in deferred income taxes	(17,663)		14,500
Net Cash Provided by (Used In) Operating Activities	188,593		(747,708)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds on disposition of property and equipment	30,000
Payment for equipment	(3,490)		(27,495)
Proceeds from repayment of advances to related parties	144,434
Advances to related parties			(45,269)
Net Cash Provided by (Used In) Investing Activities	170,944		(72,764)

CASH FLOWS FROM FINANCING ACTIVITIES
(Decrease) increase in bank overdraft	(166,116)		166,116
Net Cash (Used in) Provided by Financing Activities	(166,116)		166,116

INCREASE IN CASH	193,421		(654,356)
CASH, BEGINNING OF PERIOD			654,356
CASH, END OF PERIOD	$193,421	$

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for:
Income taxes	$54,912		$(24,478)

NON-CASH FINANCING ACTIVITY
Increase in obligation to related party for distribution to be paid	$200,000

See accompanying notes to financial statements.

KARKELA CONSTRUCTION, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE A - THE COMPANY AND NATURE OF BUSINESS

Karkela Construction, Inc. (the “Company”) was formed on April 27, 1990, pursuant to the provisions of Minnesota Statutes Chapter 302A. The Company is in the business of constructing build-out improvements of medical facilities in the Minnesota area.

On December 31, 2004, the sole stockholder sold all of his shares in the Company to Heartland, Inc.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents

The company considers all highly-liquid investments, with a maturity of three months or less when purchased, to be cash equivalents. There were no cash equivalents at December 2004 and 2003.

Property, Plant and Equipment

Property, plant and equipment is stated at cost and is depreciated using the straight line method over the estimated useful lives of the respective assets. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. When property, plant and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations.

Allowance for Doubtful Accounts

It is the company’s policy to provide an allowance for doubtful accounts when it believes there is a potential for non-collectibility.

Revenue Recognition

Revenues from fixed-price and modified fixed-price construction contracts are recognized on the percentage-of-completion method, measured by the percentage of total cost incurred to date to estimated total cost for each contract. This method is used because management considers expended total cost to be the best available measure of progress on these contracts.

Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned, measured by the cost-to-cost method.

Contracts to manage, supervise, or coordinate the construction activity of others are recognized only to the extent of the fee revenue. The revenue earned in a period is based on the ratio of total cost incurred to the total estimated total cost required by the contract.

KARKELA CONSTRUCTION, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition (Continued)

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation costs. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Profit incentives are included in revenues when their realization is reasonably assured. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

The asset, “Costs in excess of billings on uncompleted contracts,” represents revenues earned in excess of amounts billed. The liability, “Billings in excess of costs on uncompleted contracts,” represents billings in excess of revenues earned.

Recent Accounting Pronouncements

In November 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 151 (SFAS 151), “Inventory Costs.” SFAS 151 amends the guidance in APB No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 requires that those items be recognized as current period charges regardless of whether they meet the criteria of “so abnormal.” In addition, SFAS 151 requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. SFAS 151 is effective for financial statements issued for fiscal years beginning after June 15, 2005. The adoption of SFAS 151 is not expected to have a material effect on the Company’s financial position or results of operations.

In December 2004, the FASB issued Statement of Financial Accounting Standards No. 153 (SFAS 153), “Exchanges of Non-monetary Assets.” SFAS 153 amends the guidance in APB No. 29, “Accounting for Non-monetary Assets.” APB No. 29 was based on the principle that exchanges of non-monetary assets should be measured on the fair value of the assets exchanged. SFAS 153 amends APB No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 151 is effective for financial statements issued for fiscal years beginning after June 15, 2005. The adoption of SFAS 153 is not expected to have a material effect on the Company’s financial position or results of operations.

In December 2004, the FASB revised Statement of Financial Accounting Standards No. 123 (SFAS 123(R)), “Accounting for Stock-Based Compensation.” The SFAS 123(R) revision established standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services and focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. It does not change the accounting guidance for share-based payment transactions with parties other than employees. For public entities that file as small business issuers, the revisions to SFAS 123(R) are effective as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. The adoption of SFAS 123(R) is not expected to have a material effect on the Company’s financial position or results of operations.

KARKELA CONSTRUCTION, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE C - PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment consists of the following at December 31,:

	2004	2003	Years of Average Useful Life

Leasehold improvements	$11,590	$11,590	39
Equipment and furniture	73,694	117,337	5 - 7
	85,284	128,927
Less: accumulated depreciation	50,629	29,612
	$34,655	$99,315

NOTE D – BANK LINE OF CREDIT

The Company has a $500,000 revolving line of credit with a bank through July 1, 2005 of which $500,000 is available at December 31, 2004. The line bears interest at prime as published by the Wall Street Journal. At December 31, 2004, prime rate was 4.88%. The line is limited to 75% of eligible accounts receivable and is guaranteed by the President of the Company. No amounts were due on this line at December 31, 2004 and 2003.

NOTE E - RELATED PARTY TRANSACTIONS

Advances to Related Parties

The Company has made non-interest bearing loans to numerous companies of which the Company’s sole stock holder is a partner or stockholder. In 2003, the Company made additional loans of $45,269 for a balance of $144,434 at December 31, 2003. The related parties repaid the loans in full during 2004. There is no balance at December 31, 2004.

Obligation to Related Party

In connection with the sale of Karkela Construction, Inc. to Heartland, Inc., the President and former stockholder of the Company declared a $200,000 dividend prior to the effective date of the sale, payable in January 2005.

Rent

The Company rents a storage facility from the sole stockholder of the Company on a month to month basis and a monthly payment of $100.

The Company rents its office space from the sole stockholder of the Company on a month to month basis.

Rent expense on the above leases for the years ended December 31, 2004 and 2003 amounted to $44,929 and $50,215, respectively.

KARKELA CONSTRUCTION, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE E - RELATED PARTY TRANSACTIONS (CONTINUED)

Employment Contract

The Company has a 2 year employment contract dated December 2004 with the President of the Company for salary in the amount of $192,000.

NOTE F - INCOME TAXES

The Company has adopted Financial Accounting Standard No. 109, Accounting for Income Taxes. Under this method, the Company recognizes a deferred tax liability or asset for temporary differences between the tax basis of an asset or liability and the related amount reported on the financial statements. The principal types of differences, which are measured at the current tax rates, are differences in reporting year ends for financial and tax purposes. At December 31, 2004, these differences resulted in a deferred tax liability of $43,637.

The components of provision for income taxes at December 31, are as follows:

	2004		2003
Current income tax expense:
Federal		$65,206		$8,050
State		22,580		3,542
Total Current Income Tax Expense		87,786		11,592

Deferred income tax expense (benefit):	$		$
Federal		24,971		10,900
State		4,166		3,600
Total Deferred Income Tax Expense		29,137		14,500
		116,923		26,092

NOTE G – COMMITMENTS

On December 28, 2004, the Company signed a 63 month lease for the office space from a stockholder of the Company. The lease calls for monthly payments of $3,272 in 2005; $3,403 in 2006; $3,573 in 2007; $3,752 in 2008; $3,939 in 2009; and $4,136 for January through March 2010. The Company is also responsible for its pro-rate share of real estate taxes, and repairs and maintenance.

Minimum future lease payments are as follows:

For the Years Ending December 31	Amount
2005	$39,264
2006	40,836
2007	42,876
2008	45,024
2009	47,268
Thereafter	12,408
Total	$227,676

KARKELA CONSTRUCTION, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE H – RESTATEMENT

The balance sheet at December 31, 2004, was restated to properly reflect prepaid expenses and other current assets, property plant and equipment, security deposits, accrued expenses, and accrued income taxes. The effect of these changes was to increase total assets by $2,039, increase total liabilities by $106,179 and decrease retained earnings by $101,140.

The statement of operations for the year ended December 31, 2004, was restated to properly reflect revenue, cost of goods sold, interest income, other income, loss on disposal of equipment, and provision for federal and state income taxes. The effect of these changes was to decrease net income in the amount of $61,450.

HEARTLAND, INC. AND SUBSIDIARIES

PROFORMA - CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2004

					Variable Interest Entities
		Evans	Karkela	Monarch	PAR	Wyncrest
	Heartland	Columbus,	Construction	Homes	Investments,	Group	Eliminating
	Inc.	LLC	Inc.	Inc.	LLC	Inc.	Adjustments		Consolidated

Cash	$119,921	$114,016	$193,421	$150,996	$22,806	$2,291			$603,451
Accounts receivable, net	1,366,959	637,060	1,446,951						3,450,970
Costs in excess of billings on uncompleted contracts	113,724		73,897						187,621
Inventory	509,297	579,762		3,419,153					4,508,212
Prepaid expenses and other	3,970	37,179	71,058						112,207

Total Current Assets	2,113,871	1,368,017	1,785,327	3,570,149	22,806	2,291	$-		8,862,461

Property, Plant and Equipment, net	1,219,321	388,734	34,655	160,834	1,907,692		1,691,871	3	5,403,107

Other Assets
Advances to related party		78,157		202,965		17,000	(95,157)	6	202,965
Goodwill							3,083,390	1	7,217,268
							3,293,397	2
							840,481	3
Other Intangible Assets							22,500	1	520,000
							240,000	2
							257,500	3
Investments in joint ventures				424,417					424,417
Other assets	3,020				63,242				66,262
Security deposits	11,520	2,267	5,356						19,143

	14,540	80,424	5,356	627,382	63,242	17,000	7,642,111		8,450,055

Investment in subsidiaries	11,840,000						(3,500,000)	1	-
							(5,335,000)	2
							(3,005,000)
Total Assets	$15,187,732	$1,837,175	$1,825,338	$4,358,365	$1,993,740	$19,291	$(2,506,018)		$22,715,623

Legend:

1	To record goodwill and other intangible assets and eliminate investment in Karkela Construction, Inc.
2	To record goodwill and other intangible assets and eliminate investment in Monarch Homes, Inc.
3	To adjust property, plant and equipment to appraised value, record goodwill and other intangible assets and eliminate investment in Evans Columbus, LLC.
4	To record non-controlling interest and eliminate equity upon consolidation of Par Investments, LLC as a variable interest entity.
5	To record non-controlling interest and eliminate equity upon consolidation of Wyncrest Group, Inc. as a variable interest entity.
6	To eliminate intercompany receivables and payables.

HEARTLAND, INC. AND SUBSIDIARIES

PROFORMA - CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2004

					Variable Interest Entities
		Evans	Karkela	Monarch	PAR	Wyncrest
	Heartland	Columbus,	Construction	Homes	Investments,	Group	Eliminating
	Inc.	LLC	Inc.	Inc.	LLC	Inc.	Adjustments		Consolidated

CURRENT LIABILITIES
Bank lines of credit		$810,989							$810,989
Notes payable – land purchases				$1,965,698					1,965,698
Convertible promissory notes payable	$1,026,550					$295,500			1,322,050
Current portion of notes payable	35,833	9,300			$77,004				122,137
Current portion of capitalized lease obligations		115,423							115,423
Accounts payable	1,433,279	278,063	$936,975	215,995		44,243			2,908,555
Acquisition notes payable to related parties	3,300,000								3,300,000
Obligations to related parties	465,812		200,000	5,095	78,157	17,000	$(95,157)		670,907
Accrued interest	18,886								18,886
Accrued payroll taxes	693,630								693,630
Accrued expenses	343,458	101,945	106,179	20,666					572,248
Billings in excess of costs on uncompleted contracts	8,942		144,437						153,379
Customer deposits				21,068					21,068
Deferred income taxes			43,637	328,240					371,877
Total Current Liabilities	7,326,390	1,315,720	1,431,228	2,556,762	155,161	356,743	(95,157)		13,046,847

LONG-TERM OBLIGATIONS
Notes payable, less current portion	504,106	37,207			1,595,165				2,136,478
Capital lease obligation, less current portion		269,100							269,100
Notes Payable to an individual	150,000								150,000
Non-controlling interest of variable interest entities							243,414	4	267,171
							23,757	5
Deferred Income Taxes	36,126								36,126
Total Long-Tern Liabilities	690,232	306,307	-	-	1,595,165	-	267,171		2,858,875

STOCKHOLDERS’ EQUITY
Preferred stock
Common Stock	18,244		1,000	10,000		659	(1,000)	1	18,244
							(10,000)	2
							(659)	5
Additional paid-in capital	13,161,421					170,196	(170,196)	5	13,161,421
Accumulated Deficit	(6,008,555)	215,148	393,110	1,791,603	243,414	(508,307)	(393,110)	1	(6,369,764)
							(1,791,603)	2
							(215,148)	3
							(243,414)	4
							147,098	5
Total Stockholders’ Equity	7,171,110	215,148	394,110	1,801,603	243,414	(337,452)	(2,678,032)		6,809,901
Total Liabilities and Stockholders’ Equity	$15,187,732	$1,837,175	$1,825,338	$4,358,365	$1,993,740	$19,292	$(2,506,018)		$22,715,623

Legend:

1	To record goodwill and other intangible assets and eliminate investment in Karkela Construction, Inc.
2	To record goodwill and other intangible assets and eliminate investment in Monarch Homes, Inc.
3	To adjust property, plant and equipment to appraised value, record goodwill and other intangible assets and eliminate investment in Evans Columbus, LLC.
4	To record non-controlling interest and eliminate equity upon consolidation of Par Investments, LLC as a variable interest entity.
5	To record non-controlling interest and eliminate equity upon consolidation of Wyncrest Group, Inc. as a variable interest entity.
6	To eliminate intercompany receivables and payables.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND
(Registrant)

Date: November 20, 2006	By: /s/TRENT SOMMERVILLEI
Trent Sommerville
Chief Executive Officer and
Chairman of the Board
(Duly Authorized Officer)

Date: November 20, 2006	By: /s/ JERRY GRUENBAUM
Jerry Gruenbaum
(Chief Financial Officer and Director
(Principal Financial
and Accounting Officer)